Exhibit 23.1

                         CONSENT OF Mintz & Partners LLP

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the incorporation by reference in this Registration Statement (Form S-8), pertaining to the Environmental Solutions Worldwide, Inc. 2002 Stock Option Plan, of our report dated February 25, 2005, with respect to the consolidated financial statements of Environmental Solutions Worldwide, Inc. included in the Annual Report (Form 10-KSB), for the year ended December 31, 2004, filed with the Securities and Exchange Commission.




                                                     /s/ MINTZ  &  PARTNERS LLP
                                                     ---------  -  ------------

Toronto, Ontario
August 15, 2005